Fees Summary	Nov. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,822,165.98
Previously Paid Amount	0.00
Total Fee Amount	1,908.84
Total Offset Amount	0.00
Net Fee	$ 1,908.84